UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-878-8136

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTE Networks, Inc. (the “Company”) hereby amends the Company’s Current Report on Form 8-K filed on December 30, 2019 (the “Initial Report”) to provide the historical financial information required by Item 9.01 relating to the Company’s previously announced acquisition of a real estate asset portfolio consisting of 3,184 rental homes located across the United States.

This report should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits

(a)	Finance Statements of Business Acquired

The statements of revenues and certain expenses of real estate operations acquired on December 30, 2019 for the nine and twelve months ended September 30, 2019 and the year ended December 31, 2018, along with the accompanying notes to the statements of revenues and certain expenses for the periods presented, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Turner Stone & Company, L.L.P.
99.1	Statements of Revenues and Certain Expenses of Real Estate Operations with Independent Auditors’ Report for the Nine and Twelve Months ended September 30, 2019 and for the Year ended December 31, 2018, and the Notes to the Statements of Revenues and Certain Expenses for the Periods Presented.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: March 13, 2020		/s/ Michael P. Beys
	Name:	Michael P. Beys
	Title:	Interim Chief Executive Officer

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